                                                                   Exhibit 10.47

                              CONSENT TO ASSIGNMENT

     This Consent to Assignment ("Consent") is made this 11TH day of July, 2000 by WRC PROPERTIES, INC., a Delaware corporation ("Landlord"), ORAL HEALTH SERVICES, INC. ("Assignor"), OHS, INC. (which, together with Assignor, is referred to as "Assignor Parties"), and AMERICAN PREPAID PROFESSIONAL SERVICES, INC., a Florida corporation and COMPDENT CORPORATION, a Delaware corporation (jointly and severally "Assignee").

     A. Landlord and Assignor, formerly known as Oral Health Services of Florida, Inc., entered into that certain Lease Agreement for Office Facilities dated April 6, 1995 (the "Original Lease"), pursuant to which Assignor leased the Premises known as Suites 400 and 325, containing approximately 15,969 square feet of Net Rentable Area (the "Original Premises"), in the building known as 5775 Waterford, located at 5775 Blue Lagoon Drive, Miami, Florida (the "Building").

     B. Landlord and Assignor entered into that certain First Amendment to Office Lease Agreement dated as of September 6, 1995 (the "First Amendment") for the purpose of expanding the Original Premises to include Suite 320 containing approximately 2,079 square feet of Net Rentable Area, Suite 330 containing approximately 1,970 square feet of Net Rentable Area, and Suite 137, containing approximately 292 square feet of Net Rentable Area (together the "First Amendment Expansion Space"), located in the Building, and for the other purposes stated therein.

     C. Landlord and Assignor entered into that certain Second Amendment to Lease Agreement for Office Facilities dated February 11, 1997 (the "Second Amendment") for the purpose of further expanding the Premises demised under the Original Lease and the First Amendment to include an additional 1,056 square feet of Net Rentable Area located on the third floor of the Building (the "Second Amendment Expansion Space"), and for the other purposes stated therein.

     D. Landlord and Assignor entered into that certain Third Amendment to Lease Agreement for Office Facilities dated June 11, 1997 (the "Third Amendment") for the purpose of further expanding the Premises demised under the Original Lease, the First Amendment and the Second Amendment to include an additional 1,155 square feet of Net Rentable Area located on the third floor of the Building (the "Third Amendment Expansion Space"), and for the other purposes stated therein.

     E. Landlord and Assignor entered into that certain Fourth Amendment to Lease Agreement for Office Facilities dated November 5, 1997 (the "Fourth Amendment") for the purpose of further expanding the size of the Premises demised under the Original Lease, the First Amendment, the Second Amendment and the Third Amendment to include Suite 200 in the Building, containing approximately 7,394 square feet of Net Rentable Area (the "Fourth Amendment Expansion Space").

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     F. The Original Lease, the First Amendment, the Second Amendment, the Third
Amendment, and the Fourth Amendment are referred to herein as the "Lease". The Original Premises, the First Amendment Expansion Space, the Second Amendment Expansion Space, the Third Amendment Expansion Space and the Fourth Amendment Expansion Space are referred to herein as the "Premises".

     G. Assignor has entered into a Stock Purchase Agreement dated as of April 11, 2000 (the "Purchase Agreement") with Assignees under which Assignor and its parent, OHS, Inc. (heretofore defined as "Assignor Parties") would become subsidiaries of Assignees. This transaction is referred to herein as the "Assignment".

     H. Paragraph 15.1 of the Original Lease provides that the conveyance of the corporate stock of Assignor is an assignment for purposes of the Lease, and the Lease therefore conditions the effectiveness of such assignment upon Landlord's tender of its prior written consent in each instance.

     NOW, THEREFORE, in consideration of the covenants and conditions of this Consent, the sufficiency of which is hereby conclusively acknowledged, Landlord, Assignor and Assignee agree as follows:

     1. Consent. Landlord does hereby consent to the Assignment without waiver of any restriction in the Lease concerning further assignment or subletting; provided that:

          (i) The Assignor Parties shall be and shall remain primarily liable on the Lease for the entire Lease term and is in no way released from the full and complete performance of all the terms, conditions, covenants and agreements contained therein and, if the Lease is renewed so that its expiration date is extended beyond its present term, or otherwise amended, Assignor shall remain liable to Landlord for any default by Assignee under the Lease, even if Assignor has not consented to the extension, renewal, or amendment.

          (ii) Landlord is not bound by any of the terms, covenants and provisions of the Assignment, and, except for approval of the entering into of the Assignment itself and of the recognition of Assignee as assignee thereunder, does not hereby consent to or approve any matters which are contemplated by the Assignment and which are subject to Landlord's further consent or approval under the provisions of the Lease.

          (iii) In the event of any inconsistencies between the Lease and the Assignment, the provisions of the Lease shall be controlling.

          (iv) Prior to any occupancy of the Premises by Assignee, Assignee shall provide notice to Landlord, together with a certificate of insurance adding Landlord as an additional insured to Assignee's general liability and excess liability insurance policies, disclosing a minimum limit of liability of $1 million in Assignee's primary liability policy and $5 million in Assignee's excess liability policy.


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          (v) Assignee, by its signature hereto, agrees to and does hereby unconditionally assume the obligations of the Lease as of July 11, 2000 (the "Effective Date"), including without limitation the obligation to pay all sums due to Landlord thereunder, and Assignee agrees to be bound by all of the covenants, agreements, terms provisions and conditions applicable to Assignor Parties under the Lease.

          (vi) In accordance with Paragraph 15.8 of the Original Lease, Assignor Parties shall reimburse Landlord within thirty (30) days of Landlord's tender of an invoice, for Landlord's costs, including attorney's fees, in investigating and considering the assignment and in preparing this Consent.

     2. Representations and Warranties. Assignor Parties and Assignee represent and warrant to Landlord as follows:

          (i) The Lease is in full force and effect and has not been modified.

          (ii) Assignor Parties have paid through the end of the month in which the Effective Date occurs all sums due and payable and Fixed Annual Rent and Additional Rent under the Lease.

          (iii) No default exists by Landlord in any of its obligations under the Lease nor has any event occurred which, with the giving of notice and passage of time will constitute a default by Landlord under the Lease.

          (iv) Assignor Parties are the Tenant under the Lease and has the full right and authority to assign the Lease to Assignee, subject only to obtaining Landlord's consent.

          (v) Assignee accepts Assignor's Assignment of the Lease unconditionally and without any claims, offsets or defenses under the Lease.

     3. Indemnification of Landlord. Assignor Parties and Assignee, jointly and severally, indemnify and hold harmless Landlord from and against any and all claims, actions, proceedings, costs, damages and expenses (including but not limited to reasonable attorney's fees and disbursements, court costs, the costs and expenses of such attorneys' professional staff, incurred or arising from the Assignment or this Consent.

     4. Brokers. Assignor Parties and Assignee hereby indemnify and hold Landlord harmless from the claims of any brokers in connection with this Consent.

     5. Notices. All notices, demands or other writings provided to be given, made or sent by any party hereto under this Consent or under the Lease shall be deemed to have been fully given, if made in writing and delivered in person or by public courier or deposited in the United States mail certified or registered, return receipt requested and postage prepaid and addressed to the parties at the following addresses, or with respect to Assignee, at the Premises. The address to which any notice, demand or other writing may be given, made or sent to either party may be changed by written notice given by such party as above provided.


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

          All notices to be sent to Assignee shall be directed to:

          If to American Prepaid Professional Services, Inc.
          120 Mansell Court East, Suite 400
          Roswell, Georgia 30076
          Attention: President

          If to Compdent Corporation
          120 Mansell Court East, Suite 400
          Roswell, Georgia 30076
          Attention: President

          All notices to be sent to Assignor Parties shall be directed to:

          If to Oral Health Services, Inc.
          5775 Blue Lagoon Drive, Suite 400
          Miami, FL 33126
          Attention: Stanley Shapiro

          If to OHS, Inc.
          5775 Blue Lagoon Drive, Suite 400
          Miami, FL 33126
          Attention: Stanley Shapiro

          All notices to be sent to Landlord shall be directed to:

          The Hogan Group
          701 Waterford Way (NW 62nd Avenue) Suite 400
          Miami, Florida 33126

          WRC PROPERTIES, INC.
          730 Third Avenue
          New York, N.Y. 10017-3206
          Attention: Frances L. Cairo

     6. Effectiveness. This Consent shall become effective on the later of (i) the Effective Date or (ii) the date of Landlord's execution hereof.

     7. Effect of Delivery. This Consent shall not be effective, and shall not be relied upon by any party, until such time as it has been executed by a duly authorized officer of Landlord and a copy of this Consent, which has been fully executed by Landlord, Assignor and Assignee, is delivered to Assignor.

                            (execution page follows)


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

     IN WITNESS WHEREOF, Landlord, Assignor Parties and Assignee have executed this Consent to Assignment on this __________ day of _____________, 2000.

                                        ASSIGNOR PARTIES:

Witness as to ORAL HEALTH               ORAL HEALTH SERVICES, INC.
SERVICES, INC.:


/s/ Marla I Berman                      By: /s/ STANLEY SHAPIRO
-------------------------------------       ------------------------------------
Signature                               Name: STANLEY SHAPIRO
                                        Title: PRES
Marla I Berman
Print Name


/s/ Cori Franco
-------------------------------------
Signature

Cori Franco
Print Name


Witness as to OHS, INC.:                OHS, INC.


/s/ Marla I Berman                      By: /s/ STANLEY SHAPIRO
-------------------------------------       ------------------------------------
Signature                               Name: STANLEY SHAPIRO
                                        Title: PRES
Marla I Berman
Print Name


/s/ Cori Franco
-------------------------------------
Signature

Cori Franco
Print Name


                                        ASSIGNEE:

Witness as to AMERICAN PREPAID          AMERICAN PREPAID PROFESSIONAL SERVICES,
PROFESSIONAL SERVICES, INC.:            INC.


/s/ Marla I Berman                      By: /s/ BRUCE A. MITCHELL
-------------------------------------       ------------------------------------
Signature                               Name: BRUCE A. MITCHELL
                                        Title: EX. V.P.
Marla I Berman
Print Name


/s/ Cori Franco
-------------------------------------
Signature

Cori Franco
Print Name

                           (execution page continues)


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

Witness as to COMPDENT CORPORATION:     COMPDENT CORPORATION:


/s/ Marla I Berman                      By: /s/ BRUCE A. MITCHELL
-------------------------------------       ------------------------------------
Signature                               Name: BRUCE A. MITCHELL
                                        Title: EX. V.P.
Marla I Berman
Print Name


/s/ Cori Franco
-------------------------------------
Signature

Cori Franco
Print Name


Witness as to LANDLORD:                 LANDLORD:

                                        WRC PROPERTIES, INC.


/s/ Frances L. Cairo                    By: /s/ HARRY ST. CLAIR
-------------------------------------       ------------------------------------
Signature                               Name: HARRY ST. CLAIR
                                        Title: ASSISTANT SECRETARY
Frances L. Cairo
Print Name


/s/ Bernita Williams
-------------------------------------
Signature

Bernita Williams
Print Name


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